EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 USC SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

 OF THE SARBANES-OXLEY ACT OF 2002

                In connection with the Quarterly Report on Form 10-Q for the quarter ended October 31, 2021, of BOTS, Inc. (the “Company”), as filed with the Securities and Exchange Commission on or about the date hereof (the “Report”), I, Oleksandr Gordieiev, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 15, 2021		/s/ Oleksandr Gordieiev
	By:	Oleksandr Gordieiev
	Its:	Chief Financial Officer
(Principal Financial Officer)

This certification accompanies this report on Form 10-Q pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by the Company for purpose of Section 18 of the Securities Exchange Act of 1934, as amended.